                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Corporation, does hereby appoint W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.







                                              /s/ D. W. Biegler
                                       ______________________________
                                                D. W. Biegler

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.







                                             /s/ William B. Boyd
                                       ______________________________
                                               William B. Boyd

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.







                                         /s/ B. A. Bridgewater, Jr.
                                       ______________________________
                                           B. A. Bridgewater, Jr.

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of February, 1994.







                                          /s/ Lawrence E. Fouraker
                                       ______________________________
                                            Lawrence E. Fouraker

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.







                                          /s/ Preston M. Geren, Jr.
                                       ______________________________
                                            Preston M. Geren, Jr.

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.







                                           /s/ Marvin J. Girouard
                                       ______________________________
                                             Marvin J. Girouard

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of March, 1994.







                                          /s/ Joseph M. Haggar, Jr.
                                       ______________________________
                                            Joseph M. Haggar, Jr.

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.







                                              /s/ W. C. McCord
                                       ______________________________
                                                W. C. McCord

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in her capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, her true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in her name, place and stead in her capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.







                                           /s/ Diana S. Natalicio
                                       ______________________________
                                             Diana S. Natalicio

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.







                                             /s/ W. Ray Wallace
                                       ______________________________
                                               W. Ray Wallace

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as an officer of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of February, 1994.







                                              /s/ S. R. Singer
                                       ______________________________
                                                S. R. Singer

                           POWER OF ATTORNEY


      WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

      NOW, THEREFORE, the undersigned in his capacity as an officer of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Corporation, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of February, 1994.







                                             /s/ J. W. Pinkerton
                                       ______________________________
                                               J. W. Pinkerton